SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              November 3, 1998

                     (Date of earliest event reported)


                      Marsh & McLennan Companies, Inc.
           (Exact name of registrant as specified in its charter)


   Delaware                   1-5998                    36-266-8272
(State or other            (Commission                 (IRS Employer
 jurisdiction of           File Number)                Identification No.)
 incorporation)


1166 Avenue of the Americas, New York, New York           10036
(Address of principal executive offices)                (Zip Code)


                               (212) 345-5000
            (Registrant's telephone number, including area code)


                              Page 1 of pages
                          Exhibit Index at page 4




Item 2.   Acquisition and Disposition of Assets.

        On September 4, 1998, Marsh & McLennan Companies, Inc. (the "Registrant") commenced (i) an offer (the "Ordinary Offer") for each ordinary share ("Sedgwick Share") of Sedgwick Group plc ("Sedgwick") at a price of 225 pence in cash and each American Depositary Share representing five Sedgwick Shares ("Sedgwick ADS") at a price of (pound)11.25 in cash and (ii) an offer (the "Convertible Offer") for each (pound)1 nominal of the Sedgwick 7.25% Convertible Bonds 2008 ("Sedgwick Convertible Bonds") at 123 pence in cash. Each of the Ordinary Offer and the Convertible Offer was declared unconditional in all respects on November 3, 1998. As a result of acceptances of the Ordinary Offer and the Convertible Offer and of the Registrant having agreed to acquire 15,000,000 Sedgwick Shares during the offer period, Registrant is the beneficial owner of approximately 488 million Ordinary Shares, representing approximately 88% of the issued share capital of Sedgwick, and (pound)39,785,000 in nominal value of Sedgwick Convertible Bonds, representing approximately 96% of the nominal value of the outstanding Sedgwick Convertible Bonds.

        The Ordinary Offer and Convertible Offer will remain open for acceptance until further notice from the Registrant. In the event that the Registrant acquires or contracts to acquire at least 90% in nominal value of the Sedgwick Shares and shares represented by Sedgwick ADSs before January 4, 1999 (being the end of the four month period commencing September 4, 1998), it intends to give notice to holders of Sedgwick Shares that it desires to acquire the remaining such securities compulsorily under the applicable laws of the United Kingdom at the same price as under the Ordinary Offer. Since the Registrant has acquired at least 90% in nominal value of the Sedgwick Convertible Bonds, it gave notice to holders of Sedgwick Convertible Bonds on November 6, 1998 that it desires to acquire the remaining such securities compulsorily under the applicable laws of the United Kingdom at the same price as under the Convertible Offer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Business Acquired.

               Historical financial statements for Sedgwick will be filed no later than January 15, 1999.

        (b)    Pro Forma Financial Information.

               Pro forma financial information relating to the acquisition will be filed no later than January 15, 1999.

        (c)    Exhibits.

               99. 1 Press Release dated November 3, 1998


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MARSH & MCLENNAN COMPANIES, INC.


                                            By:    /s/ Gregory Van Gundy
                                                   _________________________
                                                   Name:  Gregory Van Gundy
                                                   Title: Secretary


Date:  November 12, 1998



                               EXHIBIT INDEX

Exhibit No.                  Exhibit                             Page

99.1           Press Release dated November 3, 1998